PROSPECTUS



                         EVOLUTION VP MANAGED BOND FUND

                        EVOLUTION VP MANAGED EQUITY FUND


                                500 Fifth Avenue
                                    Suite 415
                            New York, New York 10110

                                 (800) 851-0511


                                     CLASS A



   LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND
  EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  April 9, 2004

                                TABLE OF CONTENTS

                                                                            Page

OVERVIEW.......................................................................1
  ABOUT THE FUNDS..............................................................2
  Evolution VP Managed Bond Fund...............................................2
  Fund Objective...............................................................2
  Portfolio Investment Strategy................................................2
  Risk Factors.................................................................3
  Evolution VP Managed Equity Fund.............................................4
  Fund Objective...............................................................4
  Portfolio Investment Strategy................................................4
  Risk Factors.................................................................5
  Principal Risk Factors.......................................................6
  Historical Performance.......................................................7
  Fees and Expenses of the Funds...............................................8
About Your Investment..........................................................9
  Investing in the Funds.......................................................9
  Service Fees.................................................................9
  Share Prices.................................................................9
ADDITIONAL INFORMATION........................................................10
  Management of the Funds.....................................................10
  Distributions and Taxes.....................................................10
MORE INFORMATION......................................................BACK COVER


In deciding whether to invest in the Funds described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the "SAI"). The Potomac Insurance Trust (the "Trust") has not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

                                    OVERVIEW

      This Prospectus describes the EVOLUTION VP MANAGED BOND FUND and the EVOLUTION VP MANAGED EQUITY FUND (the "Funds") of the Potomac Insurance Trust. The Funds currently offer for sale Class A shares. Shares of the Funds may be purchased through variable annuity contracts and variable life insurance policies ("Contracts"). The Funds also may be purchased through certain qualified pension and retirement plans.

      Rafferty  Asset  Management,   LLC  ("Rafferty")   serves  as  the  Funds'
investment adviser. Flexible Plan Investments, Ltd. ("FPI" or "subadviser") serves as the Funds' subadviser.

      The Funds seek the highest appreciation on an annual basis consistent with a high tolerance for risk. Each Fund is aggressively managed by the subadviser. The subadviser seeks investment opportunities for each Fund that maximize a Fund's investment returns. The Managed Bond Fund will invest primarily in fixed-income securities indirectly through exchange-traded funds (ETFs), other investment companies and derivative securities. The Managed Equity Fund will invest primarily in equity securities, both directly and indirectly, through other investment vehicles, including American Depository Receipts (ADRs), ETFs and other investment companies. The subadviser creates a universe of securities "baskets" and, based on the weekly performance of each basket, decides in which baskets the Funds may invest. The subadviser monitors the performance of each individual basket and, by ranking each basket's weekly total return performance, selects the baskets that will comprise each Fund's portfolio. Rafferty positions the Fund's assets in accordance with FPI's recommendations.

      A Fund's investment strategy may result in the investment of a large portion or all of the assets of the Fund in cash or cash equivalents at any given time to provide security of principal, current income and liquidity.

      There is no assurance that the Funds will achieve their objectives.

                                  Prospectus 1

                                 ABOUT THE FUNDS

EVOLUTION VP MANAGED BOND FUND
------------------------------

FUND OBJECTIVE
--------------

      The Evolution VP Managed Bond Fund seeks the highest appreciation on an annual basis consistent with a high tolerance for risk.

PORTFOLIO INVESTMENT STRATEGY
-----------------------------

      The Evolution VP Managed Bond Fund is aggressively managed by the subadviser. The Fund will invest at least 80% of its assets (plus any borrowing for investment purposes) in fixed-income securities indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange-traded funds (ETFs) and other investment companies (fixed-income securities). To a limited extent, the Fund may invest directly in fixed-income securities. The underlying fixed-income securities in which the Fund seeks to gain exposure include:

        o  U.S. treasury bonds and notes
        o U.S. government-sponsored enterprises, such as Fannie Mae and Freddie Mac
        o  U.S. dollar-denominated corporate obligations
        o  Mortgage and asset-backed securities
        o  Corporate bonds and notes
        o  Zero coupon bonds
        o  Commercial paper and other money market instruments
        o Fixed-income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries
        o  High-yield (junk) bonds

The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

      The subadviser analyzes the overall investment opportunities of various fixed-income securities and market sectors to determine how to position the Fund's portfolio. The subadviser may position the Fund's portfolio to seek exposure to a variety of credit categories, which could range from government securities to junk bonds. The Fund is not limited in its exposure to non-investment grade fixed-income securities. In addition, the Fund invests in fixed-income securities without any restriction on maturity. The subadviser also may invest up to 25% of the Fund's assets in short positions in fixed-income securities.

      In conducting its analysis, the subadviser creates from the universe of fixed-income securities various "baskets" of securities that are defined by differences in creditworthiness and duration to maturity. The subadviser evaluates and ranks the short-term performance of each basket and usually invests the Fund's assets in the top-performing baskets as well as baskets deemed "turnaround" candidates. Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

      The subadviser typically assigns each basket in which it invests a minimum holding period, though a basket's actual holding period will depend on its

                                  Prospectus 2
performance ranking and likely will be longer than the assigned holding period. By establishing holding periods, the subadviser seeks to maintain longer-term core holdings of the Fund.

      The subadviser generally evaluates all baskets based on rankings weekly. However, in order to minimize the impact and costs associated with trading, the subadviser may rank the various baskets on a daily basis.

      The subadviser's investment strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators. This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

      The subadviser also will create and rank a basket representing cash and/or cash equivalents (cash basket). As part of its investment strategy, the subadviser may invest the Fund's assets in such a basket. The subadviser anticipates that the higher the cash basket is ranked as compared to the fixed-income securities baskets, the more assets the Fund will invest in the cash basket. As a result, up to 100% of the Fund's assets may be invested in cash or cash equivalents at any given time. To earn income on available cash, a large portion or all of the assets of the Fund may be invested in high-quality, U.S. dollar-denominated, short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

      The Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be provided with 60 days notice prior to any change to the Fund's investment objective.

RISK FACTORS
------------

      In addition to the principal risks discussed in the "Principal Risk Factors" section below, the Managed Bond Fund also is subject to the following risks:

CREDIT RISK AND LOWER-QUALITY DEBT SECURITIES:

      The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. Government obligations. The Fund may invest a portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the Fund's performance may vary significantly as a result. Therefore, an investment in the Fund is subject to a higher risk of loss of principal than an investment in a Fund that may not invest in lower-rated securities.


INTEREST RATE CHANGES:

      Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

                                  Prospectus 3

PREPAYMENT RISK AND RISK OF MORTGAGE-BACKED SECURITIES:

      Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. As a result, the Fund may have to reinvest its assets in mortgage securities or other debt securities that have lower yields.


RISK OF ASSET-BACKED SECURITIES:

      Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities also may be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

EVOLUTION VP MANAGED EQUITY FUND
--------------------------------

FUND OBJECTIVE
--------------

      The Evolution VP Managed Equity Fund seeks the highest appreciation on an annual basis consistent with a high tolerance for risk.

PORTFOLIO INVESTMENT STRATEGY
-----------------------------

      The Evolution VP Managed Equity Fund is aggressively managed by the subadviser. The Fund will invest at least 80% of its assets (plus any borrowing for investment purposes) in equity securities either directly through individual stocks and American Depository Receipts (ADRs) or indirectly through securities that invest in or are a derivative of equity securities. Equity securities include common stocks, ETFs and other investment companies. The Fund also may invest in futures, options and swaps. The Fund is a "non-diversified" fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. The Fund invests in equity securities of any market capitalization, investment style, market sector or industry. The Fund also may seek exposure to international issuers. The subadviser also may invest up to 25% of the Fund's assets in short positions in equity securities.

      The subadviser analyzes the overall investment opportunities of various equity securities and market sectors to determine how to position the Fund's portfolio. In conducting its analysis, the subadviser creates baskets of equity securities each of which is defined by a common set of criteria. For instance, the securities in a domestic equity securities basket typically will represent one of six "style boxes" - Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Small Cap Value and Small Cap Growth. The style boxes may be further delineated to represent fundamental and technical stock selection methodologies. For example, there may be a basket of stocks with low price-to-earnings ratios for each of the six style boxes, and another set of six boxes containing high-yield stocks, and so on. The universe of equity securities will be drawn from the three main Standard & Poor's indexes - S&P 500 Index, S&P 400 Index and S&P 600 Index, together with international equity securities baskets, typically consisting of ETFs, ADRs and other investment companies, grouped by region.

                                  Prospectus 4

      The subadviser evaluates and ranks the short-term total return performance of each basket and usually invests the Fund's assets in the top-performing baskets as well as baskets deemed "turnaround" candidates. Turnaround candidates are baskets that have fallen to the bottom of the rankings, remained there for a sufficient period of time and rallied with significant upside momentum.

      The subadviser typically assigns each basket in which it invests a minimum holding period, though a basket's actual holding period will depend on its performance ranking and likely will be longer than the assigned holding period. By establishing holding periods, the subadviser seeks to maintain longer-term core holdings of the Fund.

      The subadviser generally evaluates all baskets based on rankings weekly. However, in order to minimize the impact and costs associated with trading, the subadviser may rank the various baskets on a daily basis.

      The subadviser's investment strategy attempts to respond to the performance of each basket rather than the performance of a market index or technical indicators. This strategy is neither predictive nor based on a group of top-down economic indicators, like market-timing approaches.

      The subadviser also will create and rank a basket representing cash and/or cash equivalents (cash basket). As part of its investment strategy, the subadviser may invest the Fund's assets in such a basket. The subadviser anticipates that the higher the cash basket is ranked as compared to the equity securities baskets, the more assets the Fund will invest in the cash basket. As a result, up to 100% of the Fund's assets may be invested in cash or cash equivalents at any given time. To earn income on available cash, a large portion or all of the assets of the Fund may be invested in high-quality, U.S. dollar-denominated, short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations. The Fund's investment objective is not a fundamental policy and may be changed by the Trust's Board of Trustees without shareholder approval. Shareholders will be provided with 60 days notice prior to any change to the Fund's investment objective.

RISK FACTORS
------------

      In addition to the principal risks discussed in the "Principal Risk Factors" section below, the Managed Equity Fund also is subject to the following risks:


RISKS OF INVESTING IN EQUITY SECURITIES:

      The Fund may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Fund invests will cause the net asset value of the Fund to fluctuate.

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES:

      Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity.

                                  Prospectus 5

RISKS OF INVESTING IN FOREIGN SECURITIES:

      Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

PRINCIPAL RISK FACTORS
----------------------

      An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. Neither FPI nor Rafferty can guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.


RISKS OF THE SUBADVISER'S INVESTMENT STRATEGY:

      While the subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. The subadviser will aggressively change a Fund's portfolio in response to market conditions that are unpredictable and may expose a Fund to greater market risk than other mutual funds. There is no assurance that the subadviser's investment strategy will enable a Fund to achieve its investment objectives of capital appreciation.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

      The Funds use investment techniques that may be considered aggressive. Risks associated with securities indices, swap agreements and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund.

HIGH PORTFOLIO TURNOVER:

      A Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund's shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.


RISKS OF INVESTING IN ETFS:

      An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs as the subadviser trades in and out of a Fund, which could result in greater expenses to a Fund. They also are subject to investment advisory and other expenses, which would be directly borne by a Fund. Finally, because the value of ETF shares depends on the demand in the market, the

                                  Prospectus 6
subadviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting a Fund's performance.


RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES:

      A Fund may invest in other investment companies, which may, in turn, invest in equities, bonds, and other financial vehicles. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance.

SWAP AGREEMENT RISKS:

      The risks associated with swap agreements include the risk that the counterparty to a swap agreement may default. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement. In addition, a Fund could suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through off-setting transactions.

RISKS OF SHORTING SECURITIES:

      A Fund will establish short positions designed to profit from the decline in the price of particular securities, baskets of securities or indexes. As a consequence, the Fund will lose value if and when the price of particular securities rise - a result that is the opposite from traditional bond mutual funds.


RISKS OF INVESTING IN DERIVATIVES:

      A Fund may invest in instruments that attempt to track the price movement of stock indices. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument.


RISKS OF NON-DIVERSIFICATION:

      Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

HISTORICAL PERFORMANCE
----------------------

      This Prospectus does not include a bar chart of annual total returns or a performance table of average annual total returns because the Funds have not commenced operations prior to the date of this Prospectus.

                                  Prospectus 7

FEES AND EXPENSES OF THE FUNDS
------------------------------

      The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Because the Funds' shares were not offered prior to the date of this Prospectus, other expenses below reflect estimated expenses expected to be incurred for the fiscal year ending December 31, 2004.

SHAREHOLDER FEES (fees paid directly from your investment)*
----------------

--------------------------------------------------------------------------------

                                                                       CLASS A
--------------------------------------------------------------------------------

Maximum Sales Charge Imposed on Purchases (as a % of offering price).... N/A

Maximum Deferred Sales Charge (as a % of original purchase
price or sales proceeds, whichever is less)............................. N/A
--------------------------------------------------------------------------------


ANNUAL OPERATING EXPENSES (%) (expenses that are deducted from Fund assets)
-------------------------

--------------------------------------------------------------------------------

                               EVOLUTION VP MANAGED    EVOLUTION VP MANAGED
                                    BOND FUND               EQUITY FUND
--------------------------------------------------------------------------------

Management Fees                       1.00%                    1.00%
Service (12b-1) Fees                  0.25%                    0.25%
Other Expenses**                      0.71%                    0.71%
--------------------------------------------------------------------------------
                                      1.96%                    1.96 %
Total Annual Fund
Operating Expenses**
------------------------------------------------------------------------------
* Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

** As part of its investment strategy, the Fund may take short positions in securities, which may result in dividend expenses which could increase the Fund's Other Expenses. Such additional expenses can not be estimated and, therefore, actual Fund expenses may be higher or lower than those shown.

   Rafferty Asset Management, LLC has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for Other Expenses through December 31, 2004 to the extent that each Fund's Total Annual Fund Operating Expenses exceed 2.00% for its Class A Shares. Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time. If a Fund's overall expenses fall below this percentage limitation, then a Fund may reimburse Rafferty within the following three years.


EXPENSE EXAMPLE
---------------

      The table below is intended to help you compare the cost of investing in a class of shares of the Funds with the cost of investing in other mutual funds.

                                  Prospectus 8

The table shows what you would have paid if you invested $10,000 in the Funds over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
FUND:                                 1 YEAR            3 YEARS
--------------------------------------------------------------------------------


Evolution VP Managed Bond Fund:        $199               $615
--------------------------------------------------------------------------------

Evolution VP Managed Equity Fund:      $199               $615
--------------------------------------------------------------------------------

                              ABOUT YOUR INVESTMENT

INVESTING IN THE FUNDS
----------------------

      The Funds offer their shares to insurance company separate accounts that serve as investment vehicles for variable annuity contracts and variable life insurance policies. The Funds also offer their shares to certain qualified pension and retirement plans. The separate accounts and plan sponsors are the shareholders of the Funds and not the individual contract owners or plan beneficiaries. However, the separate accounts and plan sponsors may pass through voting rights to the contract owners or plan beneficiaries.

      Contract owners and plan beneficiaries that desire to purchase, sell or exchange shares in the Funds should consult with the insurance company that issued their contracts, the accompanying variable Contract prospectus or their plan sponsor. An insurance company or plan sponsor may not make available all Funds and there may be other restrictions and costs for purchases, sales or exchanges.

SERVICE FEES
------------

      The Funds have adopted a Class A distribution plan under Rule 12b-1. The Class A plan allows each Fund to charge up to 0.25% of that Fund's average daily net assets to pay the insurance company or plan sponsor for its services in servicing shareholder accounts. Because these fees are paid out of each Fund's assets on an ongoing basis, the cost of an investment in a Fund will increase over time.

SHARE PRICES
------------

      A Fund's share price is known as its net asset value per share (NAV). The share prices are calculated as of fifteen minutes after the close of regular trading, usually 4:15 pm Eastern time, each day the NYSE is open for business. Share price is calculated by dividing a class' net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

      o equity securities, OTC securities, swap agreements, options and futures are valued at their last sales price, or if not available, the mean of the last bid and ask price,
      o  options on futures are valued at their closing price,

                                  Prospectus 9

      o short-term debt securities with a maturity of 60 days or less and money market securities held by a Fund are valued using the "amortized" cost method, and
      o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees; and
      o securities primarily traded in the Nasdaq Stock Market are valued using the Nasdaq Official Closing Price (NCOP).

      Each Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares.

                             ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS
-----------------------

      Rafferty Asset Management, LLC ("Rafferty") provides investment services to the Funds. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 500 Fifth Avenue, Suite 415, New York, New York 10110. Under an investment advisory agreement between the Funds and Rafferty, the Funds pay Rafferty fees at an annualized rate of 1.00% of that Fund's average daily net assets.

      Rafferty has retained FPI to serve as subadviser to the Funds. Rafferty (not the Funds) will pay FPI's subadvisory fees. FPI is located at 3883 Telegraph Road, Suite 100, Bloomfield Hills, Michigan, 48302. Together, an investment team from Rafferty and FPI jointly will manage and be responsible for the Funds' assets. Under the subadviser arrangement, FPI will direct, through Rafferty, the allocation of the Funds' assets among various investment vehicles selected by FPI. Then, Rafferty will implement FPI's allocation decisions for each Fund by placing all brokerage orders for the purchase and sale of those securities.

      FPI was founded in Bloomfield Hills, Michigan in 1981 by its President, Jerry C. Wagner. FPI provides investment management services to individuals, pension and profit plans and non-profit organizations. Mr. Wagner and Bruce Greig will serve as portfolio managers to the Funds. Mr. Wagner has been President, Director and sole shareholder of FPI since its organization in 1981. Mr. Greig has been an investment adviser at FPI since May 1995.


DISTRIBUTIONS AND TAXES
-----------------------

DISTRIBUTIONS
-------------

      Each Fund distributes dividends from its net investment income annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.

      Dividends and capital gain distributions will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your Fund account at that Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

                                 Prospectus 10

TAXES
-----

      Each Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (Code), so that it will not have to pay federal income tax on that part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

      Fund shares are offered only to insurance company separate accounts that fund the Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the insurance company separate accounts that purchase and hold Fund shares (Separate Accounts) and (2) the holders of Contracts funded through the Separate Accounts.

      The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a more detailed discussion. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the Separate Accounts. Prospective shareholders are urged to consult their tax advisers.

                                 Prospectus 11

                MORE INFORMATION ON
            THE POTOMAC INSURANCE TRUST

STATEMENT OF ADDITIONAL  INFORMATION (SAI): The               PROSPECTUS
Funds' SAI  contains  more  information  on the
Funds and their investment policies. The SAI is              April 9, 2004
incorporated  in this  Prospectus  by reference
(meaning   it   is   legally   part   of   this
Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

CALL OR WRITE TO OBTAIN THE SAI FREE OF CHARGE:

   Write to:  The Potomac Insurance Trust
              P.O. Box 1993
              Milwaukee, Wisconsin 53201-1993

   Call:      (800) 851-0511


These documents and other  information  about       THE POTOMAC INSURANCE TRUST
the Funds can be  reviewed  and copied at the
Securities and Exchange  Commission's  Public     Enhanced Investment Strategies
Reference    Room   in    Washington,    D.C.
Information  on the  operation  of the Public
Reference Room may be obtained by calling the
Commission  at (202)  942-8090.  Reports  and
other  information  about  the  Funds  may be
viewed on-screen or downloaded from the EDGAR
Database  on the SEC's  Internet  website  at    Evolution VP Managed Bond Fund
HTTP://WWW.SEC.GOV. Copies of these documents
may be obtained,  after paying a  duplicating   Evolution VP Managed Equity Fund
fee, by  electronic  request at the following
e-mail  address:  PUBLICINFO@SEC.GOV,  or  by
writing the SEC's Public  Reference  Section,
Washington, D.C. 20549-0102.                                 Class A

No  person  has been  authorized  to give any
information or to make any representation not
contained in this  Prospectus,  or in the SAI
incorporated   herein   by   reference,    in
connection  with  the  offering  made by this
Prospectus   and,  if  given  or  made,  such           500 Fifth Avenue
information  or  representations  must not be               Suite 415
relied upon as having been  authorized by the        New York, New York 10110
Funds or their distributor. This Prospectus does not constitute an offering by the Funds in any 500 Fifth Avenue jurisdiction in which such an offering may not Suite 415 lawfully be made. New York, New York 10110

                          SEC File Number: 811-09761